                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Orchid BioSciences, Inc.:

   We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Princeton, New Jersey
November 2, 2001